Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Sara Kesten
Semtech Corporation
(805) 480-2004
webir@semtech.com

Semtech Announces Fourth Quarter and Fiscal Year 2024 Results
Fourth Quarter of Fiscal Year 2024
•Net sales of $192.9 million, above the midpoint of guidance
•GAAP gross margin of (0.2)% and Non-GAAP gross margin of 48.9%, above the midpoint of guidance
•GAAP diluted loss per share of $9.98 and Non-GAAP diluted loss per share of $0.06
•Positive operating cash flow of $13.9 million and free cash flow of $12.2 million
•Completed optional credit facility prepayment of $5.0 million
Fiscal Year 2024
•Net sales of $868.8 million
•GAAP gross margin of 34.1% and Non-GAAP gross margin of 49.5%
•GAAP diluted loss per share of $17.03 and Non-GAAP diluted earnings per share of $0.14
GAAP gross margin and diluted loss per share are reflective of goodwill and intangible asset impairment charges.
CAMARILLO, Calif., March 28, 2024—Semtech Corporation (Nasdaq: SMTC), a high-performance semiconductor, IoT systems and cloud connectivity service provider, today reported unaudited financial results for its fourth quarter and fiscal year 2024, which ended January 28, 2024.
"End market demand for our semiconductor business has progressed from stable to growing," said Paul H. Pickle, Semtech's president and chief executive officer. "While our hardware business remains
- more -

2	Semtech Announces Fourth Quarter and Fiscal Year 2024 Results
constrained, we believe Semtech is well-positioned to benefit from near-term growth trends, particularly in our infrastructure end market."
"Working capital improvements contributed to positive operating and free cash flows for the fourth quarter, and we completed an optional principal prepayment on our credit facility," said Mark Lin, Semtech's executive vice president and chief financial officer. "We went live on a single ERP at the beginning of the first quarter of fiscal year 2025, which we expect will increase efficiencies and enhance internal controls."

Fourth Quarter and Fiscal Year 2024 Results

	GAAP Financial Results
	Three Months Ended			Twelve Months Ended
(in millions, except per share data)	Q424	Q324	Q423	Q424	Q423
Net sales	$192.9	$200.9	$167.5	$868.8	$756.5
Gross margin	(0.2)%	46.3%	59.7%	34.1%	63.3%
Operating costs and expenses, net	$619.6	$105.3	$155.7	$1,240.6	$385.8
Operating (loss) income	$(620.0)	$(12.4)	$(55.7)	$(944.3)	$92.8
Operating margin	(321.3)%	(6.2)%	(33.2)%	(108.7)%	12.3%
Interest expense, net	$22.1	$27.7	$2.1	$92.8	$11.8
Goodwill impairment	$473.8	$2.3	$—	$755.6	$—
Intangible impairments	$131.4	$—	$—	$131.4	$—
Diluted (loss) earnings per share	$(9.98)	$(0.60)	$(0.80)	$(17.03)	$0.96

	Non-GAAP Financial Results
	Three Months Ended			Twelve Months Ended
(in millions, except per share data)	Q424	Q324	Q423	Q424	Q423
Net sales	$192.9	$200.9	$167.5	$868.8	$756.5
Gross margin	48.9%	51.3%	62.3%	49.5%	64.5%
Operating costs and expenses, net	$76.5	$82.5	$66.7	$337.5	$277.5
Operating income	$17.8	$20.5	$37.7	$92.7	$210.7
Operating margin	9.2%	10.2%	22.5%	10.7%	27.8%
Interest expense, net	$19.9	$22.3	$1.6	$81.8	$4.6
Diluted (loss) earnings per share	$(0.06)	$0.02	$0.49	$0.14	$2.81
Adjusted EBITDA	$24.0	$28.1	$44.1	$122.0	$236.3
Goodwill impairment was $755.6 million and intangible impairments were $131.4 million for fiscal year 2024 primarily due to reduced earnings forecasts associated with the business acquired from Sierra Wireless and current macroeconomic conditions, including an elevated interest rate environment.
See "Non-GAAP Financial Measures" below for additional information about our non-GAAP financial results.

3	Semtech Announces Fourth Quarter and Fiscal Year 2024 Results
First Quarter of Fiscal Year 2025 Outlook

(in millions, except per share data)
Net sales	$200.0	+/-	$5.0
Non-GAAP Financial Measures
Gross margin	49.5%	+/-	100 bps
Operating costs and expenses, net	$78.5	+/-	$1.5
Operating income	$20.5	+/-	$3.0
Operating margin	10.3%	+/-	120 bps
Interest expense, net	$20.5
Normalized income tax rate	12%
Diluted earnings (loss) per share	$0.00	+/-	$0.04
Adjusted EBITDA	$27.8	+/-	$3.0

Diluted share count of 64.5 for diluted (loss) per share and 66.0 for diluted earnings per share

The Company is unable to include a reconciliation of forward-looking non-GAAP results to the corresponding GAAP measures as this is not available without unreasonable efforts due to the high variability and low visibility with respect to the impact of transaction, integration and restructuring expenses, share-based awards, amortization of acquisition-related intangible assets and other items that are excluded from these non-GAAP measures. The Company expects the variability of the above charges to have a potentially significant impact on its GAAP financial results.
Webcast and Conference Call
Semtech will be hosting a conference call today to discuss its fourth quarter and fiscal year 2024 results at 2:00 p.m. Pacific time. The dial-in number for the call is (877) 407-0312. Please use conference ID 13736084. An audio webcast and supplemental earnings materials for the quarter will be available on the Investor Relations section of Semtech's website at investors.semtech.com under "News & Events." A replay of the call will be available through April 25, 2024 at the same website or by calling (877) 660-6853 and entering conference ID 13736084.
Non-GAAP Financial Measures
To supplement the Company's consolidated financial statements prepared in accordance with GAAP, this release includes a presentation of select non-GAAP financial measures. The Company's non-GAAP measures of gross margin, SG&A expense, R&D expense, operating costs and expenses, net, operating income or loss, operating margin, interest expense, net, diluted (loss) earnings per share and normalized tax rate exclude the following items, if any, as set forth in the reconciliations in the tables below under "Supplemental Information: Reconciliation of GAAP to Non-GAAP Results:"

4	Semtech Announces Fourth Quarter and Fiscal Year 2024 Results
•Share-based compensation
•Intangible amortization
•Transaction and integration related costs or recoveries (including costs associated with the acquisition of Sierra Wireless)
•Restructuring and other reserves, including cumulative other reserves associated with historical activity including environmental, pension, deferred compensation and right-of-use asset impairments
•Share-based compensation acceleration expense related to the acquisition of Sierra Wireless
•Litigation costs or dispute settlement charges or recoveries
•Gain on sale of business
•Equity method income or loss
•Investment gains, losses, reserves and impairments, including interest income from debt investments
•Write-off and amortization of deferred financing costs
•Debt commitment fee
•Goodwill and intangible impairment
•Amortization of inventory step-up
Effective as of the third quarter of fiscal year 2024, the Company's non-GAAP measures have been adjusted to exclude amortization of deferred financing costs, which had the impact of decreasing non-GAAP interest expense, net and increasing non-GAAP net income or loss attributable to common stockholders and non-GAAP earnings or loss per diluted share. This adjustment was applied retrospectively and all prior period amounts have been revised to conform to the current presentation.
To provide additional insight into the Company's first quarter outlook, this release also includes a presentation of forward-looking non-GAAP financial measures. In the financial statements provided with this release, the Company also presents Adjusted EBITDA and free cash flow. Adjusted EBITDA is defined as net (loss) income plus interest expense, interest income, income taxes, depreciation and amortization and share-based compensation, and adjusted to exclude certain expenses, gains and losses that the Company believes are not indicative of its core results over time. The Company considers free cash flow, which may be positive or negative, a non-GAAP financial measure defined as cash flows provided by (used in) operating activities less net capital expenditures. Management believes that the presentation of these non-GAAP measures provides useful information to investors regarding the Company's financial condition and results of operations. These non-GAAP financial measures are adjusted to exclude the items identified above because such items are either operating expenses that would not otherwise have been incurred by the Company in the normal course of the Company's business operations, or are not reflective of the

5	Semtech Announces Fourth Quarter and Fiscal Year 2024 Results
Company's core results over time. These excluded items may include recurring as well as non-recurring items, and no inference should be made that all of these adjustments, charges, costs or expenses are unusual, infrequent or non-recurring. For example: certain restructuring and integration-related expenses (which consist of employee termination costs, facility closure or lease termination costs, and contract termination costs) may be considered recurring given the Company's ongoing efforts to be more cost effective and efficient; certain acquisition and disposition-related adjustments or expenses may be deemed recurring given the Company's regular evaluation of potential transactions and investments; and certain litigation expenses or dispute settlement charges or gains (which may include estimated losses for which the Company may have established a reserve, as well as any actual settlements, judgments, or other resolutions against, or in favor of, the Company related to litigation, arbitration, disputes or similar matters, and insurance recoveries received by the Company related to such matters) may be viewed as recurring given that the Company may from time to time be involved in, and may resolve, litigation, arbitration, disputes, and similar matters.
Notwithstanding that certain adjustments, charges, costs or expenses may be considered recurring, in order to provide meaningful comparisons, the Company believes that it is appropriate to exclude such items because they are not reflective of the Company's core results and tend to vary based on timing, frequency and magnitude.
These non-GAAP financial measures are provided to enhance the user's overall understanding of the Company's comparable financial performance between periods. In addition, the Company's management generally excludes the items noted above when managing and evaluating the performance of the business. The financial statements provided with this release include reconciliations of these non-GAAP financial measures to their most comparable GAAP measures for the fourth quarter of fiscal year 2023, the third and fourth quarters of fiscal year 2024, and the full-year fiscal 2024 and fiscal 2023 periods.
The Company adopted a full-year, normalized tax rate for the computation of the non-GAAP income tax provision in order to provide better comparability across the interim reporting periods by reducing the quarterly variability in non-GAAP tax rates that can occur throughout the year. In estimating the full-year non-GAAP normalized tax rate, the Company utilized a full-year financial projection that considers multiple factors such as changes to the Company's current operating structure, existing positions in various tax jurisdictions, the effect of key tax law changes, and other significant tax matters to the extent they are applicable to the full fiscal year financial projection. In addition to the adjustments described above, this normalized tax rate excludes the impact of share-based awards and the amortization of acquisition-related intangible assets. For fiscal year 2024, the Company's projected non-GAAP normalized tax rate was 12% and was applied to each quarter of fiscal year 2024. For fiscal year 2025, the Company's projected non-

6	Semtech Announces Fourth Quarter and Fiscal Year 2024 Results
GAAP normalized tax rate is 12% and will be applied to each quarter of fiscal year 2025. The Company's non-GAAP normalized tax rate on non-GAAP net income may be adjusted during the year to account for events or trends that the Company believes materially impact the original annual non-GAAP normalized tax rate including, but not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. These additional non-GAAP financial measures should not be considered substitutes for any measures derived in accordance with GAAP and may be inconsistent with similar measures presented by other companies.
Forward-Looking and Cautionary Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company's current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance including the first quarter of fiscal year 2025 outlook; future operational performance; the anticipated impact of specific items on future earnings; the Company's expectations regarding near term growth trends; and the Company's plans, objectives and expectations. Statements containing words such as "may," "believes," "anticipates," "expects," "intends," "plans," "projects," "estimates," "should," "will," "designed to," "projections," or "business outlook," or other similar expressions constitute forward-looking statements.
Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the Company's ability to comply with, or pursue business strategies due to the covenants under the agreements governing its indebtedness; the Company's ability to remediate material weakness in its internal control over financial reporting, discovery of additional weaknesses, and its inability to achieve and maintain effective disclosure controls and procedures and internal control over financial reporting; the Company's ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty; the inherent risks, costs and uncertainties associated with integrating Sierra Wireless successfully and risks of not achieving all or any of the anticipated benefits, or the risk that the anticipated benefits may not be fully realized or take longer to realize than expected; the uncertainty surrounding the impact and duration of supply chain constraints and any associated disruptions; export restrictions and laws affecting the Company's trade and investments, and tariffs or the occurrence of trade wars; worldwide economic and political disruptions, including as a result of inflation and current

7	Semtech Announces Fourth Quarter and Fiscal Year 2024 Results
geopolitical conflicts; tightening credit conditions related to the United States banking system concerns; competitive changes in the marketplace including, but not limited to, the pace of growth or adoption rates of applicable products or technologies; downturns in the business cycle; decreased average selling prices of the Company's products; the Company's reliance on a limited number of suppliers and subcontractors for components and materials; changes in projected or anticipated end-user markets; future responses to and effects of public health crises; and the Company's ability to forecast its annual non-GAAP normalized tax rate due to material changes that could occur during the fiscal year, which could include, but are not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2024, which the Company expects to file with the SEC on March 28, 2024, as such risk factors may be amended, supplemented or superseded from time to time by subsequent reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management's analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.
Amounts reported in this press release are preliminary and subject to change upon the finalization of the filing of our Annual Report on Form 10-K for the year ended January 28,2024.

8	Semtech Announces Fourth Quarter and Fiscal Year 2024 Results
About Semtech
Semtech Corporation (Nasdaq: SMTC) is a high-performance semiconductor, IoT systems and cloud connectivity service provider dedicated to delivering high-quality technology solutions that enable a smarter, more connected and sustainable planet. Our global teams are committed to empowering solution architects and application developers to develop breakthrough products for the infrastructure, industrial and consumer markets. To learn more about Semtech technology, visit us at Semtech.com or follow us on LinkedIn or X.

Semtech and the Semtech logo are registered trademarks or service marks of Semtech Corporation or its subsidiaries.
SMTC-F

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023	January 28, 2024	January 29, 2023
	Q424	Q324	Q423	Q424	Q423
Net sales	$192,948	$200,899	$167,512	$868,758	$756,533
Cost of sales	99,266	97,925	64,934	447,000	272,314
Amortization of acquired technology	2,280	10,008	2,565	33,716	5,661
Acquired technology impairments	91,792	—	—	91,792	—
Total cost of sales	193,338	107,933	67,499	572,508	277,975
Gross profit	(390)	92,966	100,013	296,250	478,558
Operating costs and expenses, net:
Selling, general and administrative	55,198	47,663	93,102	220,220	224,812
Product development and engineering	41,505	46,911	52,502	186,450	166,948
Intangible amortization	307	4,853	821	14,913	821
Restructuring	9,167	3,646	9,247	23,775	11,491
Gain on sale of business	—	—	—	—	(18,313)
Intangible impairments	39,593	—	—	39,593	—
Goodwill impairment	473,800	2,266	—	755,621	—
Total operating costs and expenses, net	619,570	105,339	155,672	1,240,572	385,759
Operating (loss) income	(619,960)	(12,373)	(55,659)	(944,322)	92,799
Interest expense	(22,827)	(28,305)	(6,181)	(95,813)	(17,646)
Interest income	734	574	4,043	3,051	5,801
Non-operating (expense) income, net	(2,045)	3,542	(735)	(542)	(1,331)
Investment impairments and credit loss reserves, net	(1,679)	(1,990)	(1,532)	(3,929)	(1,156)
(Loss) income before taxes and equity method income (loss)	(645,777)	(38,552)	(60,064)	(1,041,555)	78,467
(Benefit) provision for income taxes	(3,345)	(311)	(9,071)	50,519	17,344
Net (loss) income before equity method income (loss)	(642,432)	(38,241)	(50,993)	(1,092,074)	61,123
Equity method income (loss)	75	(11)	(22)	45	249
Net (loss) income	(642,357)	(38,252)	(51,015)	(1,092,029)	61,372
Net income (loss) attributable to noncontrolling interest	6	(2)	(2)	1	(8)
Net (loss) income attributable to common stockholders	$(642,363)	$(38,250)	$(51,013)	$(1,092,030)	$61,380

(Loss) earnings per share:
Basic	$(9.98)	$(0.60)	$(0.80)	$(17.03)	$0.96
Diluted	$(9.98)	$(0.60)	$(0.80)	$(17.03)	$0.96

Weighted average number of shares used in computing (loss) earnings per share:
Basic	64,363	64,216	63,864	64,127	63,770
Diluted	64,363	64,216	63,924	64,127	64,013

SEMTECH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	January 28, 2024	January 29, 2023
ASSETS
Current assets:
Cash and cash equivalents	$128,585	$235,510
Accounts receivable, net	134,322	161,695
Inventories	144,992	207,704
Prepaid taxes	11,969	6,243
Other current assets	114,329	111,634
Total current assets	534,197	722,786
Non-current assets:
Property, plant and equipment, net	153,618	169,293
Deferred tax assets	18,014	63,783
Goodwill	541,227	1,281,703
Other intangible assets, net	35,566	215,102
Other assets	91,113	116,961
Total assets	$1,373,735	$2,569,628

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$45,051	$100,676
Accrued liabilities	172,105	253,075
Current portion of long-term debt	—	43,104
Total current liabilities	217,156	396,855
Non-current liabilities:
Deferred tax liabilities	829	5,065
Long-term debt	1,371,039	1,296,966
Other long-term liabilities	91,961	114,707
Stockholders' equity (deficit)	(307,434)	755,852
Noncontrolling interest	184	183
Total liabilities & equity	$1,373,735	$2,569,628

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND SUPPLEMENTAL INFORMATION
(in thousands)
(unaudited)

		Twelve Months Ended
		January 28, 2024	January 29, 2023
Net (loss) income		$(1,092,029)	$61,372

Net cash (used in) provided by operating activities		(93,920)	126,711
Net cash used in investing activities		(22,697)	(1,247,322)
Net cash provided by financing activities		10,550	1,076,520
Effect of foreign exchange rate changes on cash and cash equivalents		(858)	—
Net decrease in cash and cash equivalents		(106,925)	(44,091)
Cash and cash equivalents at beginning of period		235,510	279,601
Cash and cash equivalents at end of period		$128,585	$235,510

	Three Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023
	Q424	Q324	Q423
Free cash flow:
Cash flow from operations	$13,919	$(5,847)	$(18,799)
Net capital expenditures	(1,712)	(6,576)	(5,680)
Free cash flow	$12,207	$(12,423)	$(24,479)

	Three Months Ended			Twelve Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023	January 28, 2024	January 29, 2023
	Q424	Q324	Q423	Q424	Q423
Net sales by reportable segment (1):
Signal Integrity	42,831	47,185	59,246	177,033	298,290
Analog Mixed Signal and Wireless	60,423	70,233	93,262	260,264	443,239
IoT Systems	65,506	59,261	9,811	334,904	9,811
IoT Connected Services	24,188	24,220	5,193	96,557	5,193
Total net sales by reportable segment	$192,948	$200,899	$167,512	$868,758	$756,533

(1) In the fourth quarter of fiscal year 2024, as a result of organizational restructuring, the wireless business, which was previously included in the IoT Systems operating segment, and the SDVoE business, which was previously included in the Signal Integrity operating segment, were moved into the Analog Mixed Signal and Wireless operating segment, formerly the Advanced Protection and Sensing operating segment, which also includes the proximity sensing, power and protection businesses. As a result of the reorganization, the Company has four reportable segments. All prior year information in the table above has been revised retrospectively to reflect the change to the Company's reportable segments.

	Three Months Ended			Twelve Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023	January 28, 2024	January 29, 2023
	Q424	Q324	Q423	Q424	Q423
Net sales by end market:
Infrastructure	39,387	43,191	56,068	163,947	287,270
High-End Consumer	32,059	37,553	34,919	125,222	158,416
Industrial	121,502	120,155	76,525	579,589	310,847
Total net sales by end market	$192,948	$200,899	$167,512	$868,758	$756,533

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023	January 28, 2024	January 29, 2023
	Q424	Q324	Q423	Q424	Q423
Gross margin (GAAP)	(0.2)%	46.3%	59.7%	34.1%	63.3%
Share-based compensation	0.3%	0.3%	0.4%	0.2%	0.3%
Amortization of acquired technology	1.2%	5.0%	1.5%	3.9%	0.7%
Transaction and integration related costs, net	—%	(0.3)%	—%	0.3%	—%
Share-based compensation acceleration expense	—%	—%	0.5%	—%	0.1%
Restructuring and other reserves, net	—%	—%	0.2%	0.1%	0.1%
Acquired technology impairments	47.6%	—%	—%	10.5%	—%
Amortization of inventory step-up	—%	—%	—%	0.4%	—%
Adjusted gross margin (Non-GAAP)	48.9%	51.3%	62.3%	49.5%	64.5%

	Three Months Ended			Twelve Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023	January 28, 2024	January 29, 2023
	Q424	Q324	Q423	Q424	Q423
Selling, general and administrative (GAAP)	$55,198	$47,663	$93,102	$220,220	$224,812
Share-based compensation	(8,361)	(3,059)	(7,801)	(25,331)	(21,493)
Transaction and integration related costs, net	(8,476)	(5,936)	(22,513)	(28,751)	(32,041)
Share-based compensation acceleration expense	—	—	(33,937)	—	(33,937)
Environmental reserve	—	—	—	—	(500)
Litigation costs, net	(36)	(25)	(13)	(219)	(112)
Adjusted selling, general and administrative (Non-GAAP)	$38,325	$38,643	$28,838	$165,919	$136,729

	Three Months Ended			Twelve Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023	January 28, 2024	January 29, 2023
	Q424	Q324	Q423	Q424	Q423
Product development and engineering (GAAP)	$41,505	$46,911	$52,502	$186,450	$166,948
Share-based compensation	(2,868)	(2,972)	(3,592)	(12,844)	(15,110)
Transaction and integration related costs, net	(432)	(66)	(25)	(2,048)	(25)
Share-based compensation acceleration expense	—	—	(11,010)	—	(11,010)
Adjusted product development and engineering (Non-GAAP)	$38,205	$43,873	$37,875	$171,558	$140,803

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023	January 28, 2024	January 29, 2023
	Q424	Q324	Q423	Q424	Q423
Operating cost and expense, net (GAAP)	$619,570	$105,339	$155,672	$1,240,572	$385,759
Share-based compensation	(11,229)	(6,031)	(11,393)	(38,175)	(36,603)
Intangible amortization	(307)	(4,853)	(821)	(14,913)	(821)
Transaction and integration related costs, net	(8,908)	(6,002)	(22,538)	(30,799)	(32,066)
Share-based compensation acceleration expense	—	—	(44,947)	—	(44,947)
Restructuring and other reserves, net	(9,167)	(3,646)	(9,247)	(23,775)	(11,991)
Litigation costs, net	(36)	(25)	(13)	(219)	(112)
Gain on sale of business	—	—	—	—	18,313
Intangible impairments	(39,593)	—	—	(39,593)	—
Goodwill impairment	(473,800)	(2,266)	—	(755,621)	—
Adjusted operating cost and expense, net (Non-GAAP)	$76,530	$82,516	$66,713	$337,477	$277,532

	Three Months Ended			Twelve Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023	January 28, 2024	January 29, 2023
	Q424	Q324	Q423	Q424	Q423
Operating (loss) income (GAAP)	$(619,960)	$(12,373)	$(55,659)	$(944,322)	$92,799
Share-based compensation	11,829	6,538	12,020	40,170	39,248
Intangible amortization	2,587	14,861	3,386	48,629	6,482
Transaction and integration related costs, net	8,908	5,507	22,642	33,018	32,170
Share-based compensation acceleration expense	—	—	45,749	—	45,749
Restructuring and other reserves, net	9,167	3,646	9,536	24,634	12,408
Litigation costs, net	36	25	13	219	112
Gain on sale of business	—	—	—	—	(18,313)
Intangible impairments	131,385	—	—	131,385	—
Goodwill impairment	473,800	2,266	—	755,621	—
Amortization of inventory step-up	—	—	—	3,314	—
Adjusted operating income (Non-GAAP)	$17,752	$20,470	$37,687	$92,668	$210,655

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023	January 28, 2024	January 29, 2023
	Q424	Q324	Q423	Q424	Q423
Operating margin (GAAP)	(321.3)%	(6.2)%	(33.2)%	(108.7)%	12.3%
Share-based compensation	6.1%	3.3%	7.2%	4.6%	5.1%
Intangible amortization	1.3%	7.4%	2.0%	5.6%	0.9%
Transaction and integration related costs, net	4.6%	2.8%	13.5%	3.9%	4.3%
Share-based compensation acceleration expense	—%	—%	27.3%	—%	6.0%
Restructuring and other reserves, net	4.8%	1.8%	5.7%	2.8%	1.6%
Gain on sale of business	—%	—%	—%	—%	(2.4)%
Intangible impairments	68.1%	—%	—%	15.1%	—%
Goodwill impairment	245.6%	1.1%	—%	87.0%	—%
Amortization of inventory step-up	—%	—%	—%	0.4%	—%
Adjusted operating margin (Non-GAAP)	9.2%	10.2%	22.5%	10.7%	27.8%

	Three Months Ended			Twelve Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023	January 28, 2024	January 29, 2023
	Q424	Q324	Q423	Q424	Q423
Interest expense, net (GAAP)	$22,093	$27,731	$2,138	$92,762	$11,845
Amortization of deferred financing costs	(2,380)	(1,837)	(901)	(7,320)	(1,421)
Write-off of deferred financing costs	—	(3,675)	—	(4,446)	—
Debt commitment fee	—	—	—	—	(7,255)
Investment income	201	103	342	832	1,397
Adjusted interest expense, net (Non-GAAP)	$19,914	$22,322	$1,579	$81,828	$4,566

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023	January 28, 2024	January 29, 2023
	Q424	Q324	Q423	Q424	Q423
GAAP net (loss) income attributable to common stockholders	$(642,363)	$(38,250)	$(51,013)	$(1,092,030)	$61,380
Adjustments to GAAP net (loss) income attributable to common stockholders:
Share-based compensation	11,829	6,538	12,020	40,170	39,248
Intangible amortization	2,587	14,861	3,386	48,629	6,482
Transaction and integration related costs, net	8,908	5,507	22,642	33,018	32,170
Share-based compensation acceleration expense	—	—	45,749	—	45,749
Restructuring and other reserves, net	9,167	3,646	9,536	24,634	12,408
Litigation costs, net	36	25	13	219	112
Gain on sale of business	—	—	—	—	(18,313)
Investment losses (gains), reserves and impairments, net	1,478	1,887	1,190	3,097	(241)
Amortization of deferred financing costs	2,380	1,837	901	7,320	1,421
Write-off of deferred financing costs	—	3,675	—	4,446	—
Debt commitment fee	—	—	—	—	7,255
Intangible impairments	131,385	—	—	131,385	—
Goodwill impairment	473,800	2,266	—	755,621	—
Amortization of inventory step-up	—	—	—	3,314	—
Total Non-GAAP adjustments before taxes	641,570	40,242	95,437	1,051,853	126,291
Associated tax effect	(2,840)	(514)	(13,316)	49,283	(7,227)
Equity method (income) loss	(75)	11	22	(45)	(249)
Total of supplemental information, net of taxes	638,655	39,739	82,143	1,101,091	118,815
Non-GAAP net (loss) income attributable to common stockholders	$(3,708)	$1,489	$31,130	$9,061	$180,195

GAAP diluted (loss) earnings per share	$(9.98)	$(0.60)	$(0.80)	$(17.03)	$0.96
Adjustments per above	9.92	0.62	1.29	17.17	1.85
Non-GAAP diluted (loss) earnings per share	$(0.06)	$0.02	$0.49	$0.14	$2.81
Weighted-average number of shares used in computing diluted (loss) earnings per share:
GAAP	64,363	64,216	63,924	64,127	64,013
Non-GAAP	64,363	64,304	63,924	64,284	64,013

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	January 28, 2024	October 29, 2023	January 29, 2023	January 28, 2024	January 29, 2023
	Q424	Q324	Q423	Q424	Q423
GAAP net (loss) income attributable to common stockholders	$(642,363)	$(38,250)	$(51,013)	$(1,092,030)	$61,380
Interest expense	22,827	28,305	6,181	95,813	17,646
Interest income	(734)	(574)	(4,043)	(3,051)	(5,801)
Non-operating expense (income), net	2,045	(3,542)	735	542	1,331
Investment impairments and credit loss reserves, net	1,679	1,990	1,532	3,929	1,156
(Benefit) provision for income taxes	(3,345)	(311)	(9,071)	50,519	17,344
Equity method (income) loss	(75)	11	22	(45)	(249)
Net income (loss) attributable to noncontrolling interest	6	(2)	(2)	1	(8)
Share-based compensation	11,829	6,538	12,020	40,170	39,248
Depreciation and amortization	8,864	22,539	9,830	77,968	32,151
Transaction and integration related costs, net	8,908	5,507	22,642	33,018	32,170
Share-based compensation acceleration expense	—	—	45,749	—	45,749
Restructuring and other reserves, net	9,167	3,646	9,536	24,634	12,408
Litigation costs, net	36	25	13	219	112
Gain on sale of business	—	—	—	—	(18,313)
Intangible impairments	131,385	—	—	131,385	—
Goodwill impairment	473,800	2,266	—	755,621	—
Amortization of inventory step-up	—	—	—	3,314	—
Adjusted EBITDA	$24,029	$28,148	$44,131	$122,007	$236,324

CONTACT:
Sara Kesten
Semtech Corporation
(805) 480-2004
webir@semtech.com